Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events
Note 20. Subsequent events
On March 15, 2022, we announced that we had entered into an agreement to acquire an emerging tracker supplier, HX Tracker, to accelerate our international expansion. This transaction is expected to close in the second quarter of 2022, subject to satisfaction of customary closing conditions.
The purchase price for HX Tracker will consist of $4.3 million in cash and issuance of approximately 1.4 million shares of our common stock. The sellers will also be eligible for an earn-out of an additional 1.6 million shares based on meeting certain performance metrics. HX Tracker, formed in 2019, is an emerging China-based supplier of 1P tracker systems designed with a low-steel content which are ideally suited for today's prevalent large-format modules.